SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 11, 2019

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 11, 2019, Eli Lilly and Company (“Lilly”) completed the previously announced split-off of Elanco Animal Health Incorporated ("Elanco"), pursuant to which Lilly accepted 65,000,775 shares of Lilly common stock from its shareholders in exchange for the 293,290,000 shares of Elanco common stock that it owned.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of Lilly is furnished as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet at December 31, 2018.

•	Unaudited pro forma condensed consolidated statements of operations for each of the years ended December 31, 2018, 2017 and 2016.

•	Notes to the unaudited pro forma condensed consolidated financial statements.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Eli Lilly and Company Unaudited Pro Forma Condensed Consolidated Financial Statements

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Eli Lilly and Company Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Eli Lilly and Company

By	/s/ Donald A. Zakrowski
Donald A. Zakrowski
Vice President, Finance and Chief Accounting Officer
March 15, 2019

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